Fees Summary	May 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	259,376.14
Total Transaction Valuation	1,878,176,213.78
Total Offset Amount	0
Net Fee	$ 259,376.14